Exhibit 99.1

Landmark Infrastructure Partners LP

Pro Forma Consolidated and Combined Financial Statements

(Unaudited)

Set forth below are the unaudited pro forma consolidated and combined statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014 and the consolidated and combined balance sheet as of March 31, 2015 (together with the notes to the unaudited pro forma consolidated and combined financial statements, the “pro forma financial statements”), of Landmark Infrastructure Partners LP (together with its combined entities, the “Partnership,” “we,” “our” or “us”). The pro forma financial statements have been prepared based on certain pro forma adjustments to the consolidated and combined financial statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and our Annual Report on Form 10-K for the year ended December 31, 2014, as updated by our Current Report on Form 8-K dated May 11, 2015. The pro forma financial statements should be read in conjunction with such historical consolidated and combined financial statements, including the related financial statement notes.

The Partnership recently completed two drop-down acquisitions that closed on March 4, 2015 (the “First Quarter Acquisition”) and April 8, 2015 (the “Second Quarter Acquisition” and, together with the First Quarter Acquisition, the “Acquisitions”). In connection with the First Quarter Acquisition,  Landmark Infrastructure Operating Company LLC (“OpCo”), a wholly owned subsidiary of the Partnership, acquired 81 tenant sites from Landmark Infrastructure Holding Company LLC (“HoldCo”), a wholly owned subsidiary of Landmark Dividend LLC (“Landmark”), in exchange for total consideration of $25,205,000. In connection with the Second Quarter Acquisition, OpCo acquired 73 tenant sites from HoldCo  in exchange for total consideration of $22,050,000. The purchase price for both acquisitions was primarily funded with borrowings under the Partnership’s existing credit facility. The Acquisitions were deemed to be transactions between entities under common control, as such the financial statements as of March 31, 2015 and for the year ended December 31, 2014, have been retroactively adjusted to include the historical results and financial position of the First Quarter Acquisition for the periods in which the assets were under common control. The financial statements in future fillings will also be retroactively adjusted to include the historical results and financial position of the Second Quarter Acquisition. The differences totaling $4,465,749 and $5,470,652 between the cash consideration of each Acquisition of $25,205,000 and $22,050,000, respectively, and the historical cost basis of $20,739,252 and $16,579,348 were allocated to Landmark Infrastructure Partners GP LLC, the Partnership’s general partner (the “General Partner”).

The pro forma financial statements have been prepared as if the Second Quarter Acquisition had taken place as of March 31, 2015, in the case of the pro forma consolidated and combined balance sheet, and as if the Acquisitions had taken place as of January 1, 2014, in the case of the pro forma consolidated and combined statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014. Our pro forma financial statements are presented for illustrative purposes only and do not purport to (1) represent our financial position that would have actually occurred had the Second Quarter Acquisition occurred on March 31, 2015, (2) represent the results of our operations that would have actually occurred had the Acquisitions occurred on January 1, 2014 and (3) project our financial position or results of operations as of any future date or for any future period, as applicable.

The Acquisitions included real estate rights that were acquired during the year ended December 31, 2014 and during the three months ended March 31, 2015 by Landmark.  Accordingly, the preliminary allocation to the purchase price of the acquired assets acquired and assumed liabilities related to the 81 tenant sites of the First Acquisition and the 73 tenant sites of the Second Quarter Acquisition included in the unaudited pro forma consolidated and combined financial statements are based on preliminary estimates and information currently available. The pro forma adjustments are based on currently available information, certain estimates and assumptions; actual adjustments may differ from the pro forma adjustments. However, we believe the assumptions are reasonable for presenting the significant effects of the Acquisitions and that the pro forma adjustments give appropriate effect to those assumptions are factually supportable and are properly applied in the unaudited pro forma consolidated and combined financial statements.

Substantially all tenant sites and real property interests acquired by the Partnership in connection with the Acquisitions are occupied by single tenants subject to net lease agreements that are effectively triple net leases whereby the tenant or the underlying property owner are responsible for all expenses associated with the property, and no single asset included in the Acquisitions represented 10% or more of its total assets as reflected on its latest balance sheet filed with the Securities and Exchange Commission (the “SEC”) prior to the Acquisitions. For those assets leased to single tenants that are subject to lease agreements that are effectively triple net leases, the Partnership believes that financial information about the tenants, or the parent company of which the tenant is a wholly owned subsidiary, is more relevant to investors than financial statements of the acquired tenant site. These tenants, or their parent companies, are public companies that provide publicly available financial statements in reports filed with the SEC at http://www.sec.gov. The information in the table below sets forth the portion of the Acquisitions purchase price attributable to assets with tenants listed below and is provided to conform to Regulation S-X, Rule 3-14 aggregation rules:

Tenant	Purchase Price	Public Entity
AT&T Mobility	$6,981,927	AT&T Inc.
T‑Mobile	5,006,192	T-Mobile US, Inc.
Verizon	4,688,835	Verizon Communications Inc.
OUTFRONT Media	4,308,742	OUTFRONT Media Inc.
Crown Castle	3,430,835	Crown Castle International Inc.
Sprint	2,885,000	Sprint Corporation

The Partnership’s unaudited pro forma consolidated and combined financial statements were prepared in accordance with Article 11 of Regulation S‑X, using the assumptions set forth in the notes to the unaudited pro forma consolidated and combined financial statements. The Partnership’s unaudited pro forma consolidated and combined financial statements also do not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the Acquisitions described above.

Landmark Infrastructure Partners LP

Pro Forma Consolidated and Combined Balance Sheet

As of March 31, 2015

(Unaudited)

	Landmark			Landmark Infrastructure
	Infrastructure	Pro Forma		Partners LP
	Partners LP	Adjustments		Pro Forma
Assets	A
Land	$4,829,573	$434,577	B	$5,264,150
Real property interests, net	182,441,796	16,412,832	B	198,854,628
Land and net real property interests	187,271,369	16,847,409		204,118,778
Investments in receivables, net	8,512,947	—		8,512,947
Cash and cash equivalents	274,670	(274,670)	C	—
Rent receivables, net	264,539	—		264,539
Due from Landmark and affiliates	652,955	—		652,955
Deferred loan cost, net	2,695,501	—		2,695,501
Deferred rent receivable	307,495	—		307,495
Other intangible assets, net	4,744,308	564,089	B	5,308,397
Other assets	328,509	—		328,509
Total assets	$205,052,293	$17,136,828		$222,189,121
Liabilities and equity
Revolving credit facility	$97,000,000	$21,775,330	C	$118,775,330
Accounts payable and accrued liabilities	904,339	678,753	E	1,583,092
Other intangible liabilities, net	7,809,523	832,150	B	8,641,673
Prepaid rent	1,585,576	—		1,585,576
Derivative liabilities	1,063,694	—		1,063,694
Total liabilities	108,363,132	23,286,233		131,649,365

Equity	96,689,161	(6,149,405)	D, E	90,539,756
Total liabilities and equity	$205,052,293	$17,136,828		$222,189,121

Landmark Infrastructure Partners LP

Pro Forma Consolidated and Combined Statement of Operations

For the Three Months Ended March 31, 2015

(Unaudited)

				Landmark
	Landmark			Infrastructure
	Infrastructure	Pro Forma		Partners LP
	Partners LP	Adjustments		Pro Forma
Revenue	AA
Rental revenue	$3,829,365	$340,849	CC	$4,170,214
Interest income on receivables	207,310	—		207,310
Total revenue	4,036,675	340,849		4,377,524
Expenses
Management fees to affiliate	—	—		—
General and administrative	983,985	—		983,985
Acquisition-related	764,490	428,753	FF	1,193,243
Amortization	1,015,151	128,684	DD	1,143,835
Impairments	2,762,436	—		2,762,436
Total expenses	5,526,062	557,437		6,083,499
Other income and expenses
Interest expense	(1,011,656)	(233,332)	EE	(1,244,988)
Unrealized loss on derivatives	(773,886)	—		(773,886)
Gain on sale of real property interest	72,502	—		72,502
Total other income and expenses	(1,713,040)	(233,332)		(1,946,372)
Net income (loss)	$(3,202,427)	$(449,920)		$(3,652,347)
Less: Net loss attributable to Predecessor	(310,764)	—		(310,764)
Net income (loss) attributable to partners	$(2,891,663)	$(449,920)		$(3,341,583)
Net loss per limited partners unit
Common units – basic and diluted	$(0.37)			$(0.43)
Subordinated units – basic and diluted	$(0.37)			$(0.43)
Weighted-average limited partner units outstanding
Common units – basic and diluted	4,703,675			4,703,675
Subordinated units – basic and diluted	3,135,109			3,135,109

Landmark Infrastructure Partners LP

Pro Forma Consolidated and Combined Statement of Operations

For the Year Ended December 31, 2014

(Unaudited)

				Landmark
	Landmark			Infrastructure
	Infrastructure	Pro Forma		Partners LP
	Partners LP	Adjustments		Pro Forma
Revenue	BB
Rental revenue	$13,700,487	$2,623,205	CC	$16,323,692
Interest income on receivables	709,030	—		709,030
Total revenue	14,409,517	2,623,205		17,032,722
Expenses
Management fees to affiliate	362,495	—		362,495
Property operating	24,720	—		24,720
General and administrative	816,798	—		816,798
Acquisition-related	147,150	53,393	FF	200,543
Amortization	3,556,911	454,779	DD	4,011,690
Impairments	258,834	—		258,834
Total expenses	5,166,908	508,172		5,675,080
Other income and expenses
Interest expense	(4,984,054)	(1,183,992)	EE	(6,168,046)
Loss on early extinguishment of debt	(2,905,259)	—		(2,905,259)
Realized loss on derivatives	(213,181)	—		(213,181)
Unrealized loss on derivatives	(552,268)	—		(552,268)
Total other income and expenses	(8,654,762)	(1,183,992)		(9,838,754)
Net income	$587,847	$931,041		$1,518,888
Less: Net income attributable to Predecessor	3,286,195	—		3,286,195
Net (loss) income attributable to partners	$(2,698,348)	$931,041		$(1,767,307)
Net loss per limited partners unit
Common units – basic and diluted	$(0.34)			$(0.23)
Subordinated units – basic and diluted	$(0.34)			$(0.23)
Weighted-average limited partner units outstanding
Common units – basic and diluted	4,702,665			4,702,665
Subordinated units – basic and diluted	3,135,109			3,135,109

Landmark Infrastructure Partners LP

Notes to Pro Forma Consolidated and Combined Financial Statements

(Unaudited)

The unaudited pro forma consolidated and combined financial statements present the impact of the First Quarter Acquisition and Second Quarter Acquisition on our financial position and results of operations. The pro forma adjustments have been prepared as if the Second Quarter Acquisition had taken place as of March 31, 2015, in the case of the pro forma consolidated and combined balance sheet, and as if the First Quarter Acquisition and Second Quarter Acquisition on January 1, 2014, in the case of the pro forma consolidated and combined statement of operations for the three months ended March 31, 2015 and year ended December 31, 2014.

The adjustments to the pro forma consolidated and combined balance sheet as of March 31, 2015 are as follows:

(A)	Reflects the historical consolidated and combined balance sheet of Landmark Infrastructure Partners LP as of March 31, 2015 as filed with the SEC on its Form 10-Q for the quarter ended March 31, 2015.

(B)

On April 8, 2015, OpCo, a wholly owned subsidiary of the Partnership, completed its acquisition of 73 tenant sites and related real property interests, substantially all of which were subject to lease agreements that are effectively triple net leases, from HoldCo, a wholly owned subsidiary of Landmark. The assets acquired and liabilities assumed are recorded at Landmark’s historical cost, as the Second Quarter Acquisition is considered to be a transaction between entities under common control, which requires the assets and liabilities transferred at the historical cost of the parent of the entities.  The difference between the cash consideration and the basis of Landmark was allocated to the General Partner.  Since Landmark acquired substantially all of the real estate interests from third parties within the last 12 months and Landmark is still in the process of evaluating the final purchase price allocation, the following is the preliminary allocation of the historical cost of tenant sites and related real property interests acquired by Landmark:

Historical Basis
Land	$434,577
Real property interests, net	16,412,832

Acquired above-market leases	130,946
Value of in-place leases	433,143
Other intangible assets, net	564,089

Acquired below-market leases	(832,150)
$16,579,348

(C)	The transaction was funded on April 8, 2015 with $21,500,000 of borrowings under our existing credit facility and the remainder through available cash.

(D)

The assets and liabilities acquired are recorded at Landmark’s historical cost, as the Second Quarter Acquisition is considered to be a transaction between entities under common control, and the difference, totaling $5,470,652, between the historical basis of the assets and liabilities, as allocated above in footnote (B), and the purchase price paid by the Partnership is allocated to the General Partner.

(E)

The Partnership incurred approximately $250,000 in nonrecurring legal and financial advisor fees related to the Second Quarter Acquisition. Additionally, HoldCo incurred one-time acquisition-related fees for each individual tenant site acquired by HoldCo, which totaled $428,753 for 73 tenant sites, prior to the pool of real property interest being sold to the Partnership.

The adjustments to the pro forma consolidated and combined statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014 are shown as if the First Quarter Acquisition and Second Quarter Acquisition occurred on January 1, 2014 are as follows:

(AA)

Reflects the historical consolidated and combined statement of operations of Landmark Infrastructure Partners LP for the three months ended March 31, 2015 as filed with the SEC on its Form 10-Q for the quarter ended March 31, 2015.

(BB)

Reflects the historical consolidated and combined statement of operations of Landmark Infrastructure Partners LP for the year ended December 31, 2014 as filed with the SEC on its Form 10-K for the year ended December 31, 2014, as amended by Form 8-K filed on May 11, 2015.

(CC)

Reflects the estimated rental revenue for 154 leased tenant sites based on the contractual lease terms recognized on a straight-line basis, for tenants under lease arrangements with minimum fixed and determinable increases over the non‑cancellable term of the related leases (when collectability is reasonably assured), as if the Acquisitions occurred on January 1, 2014, as well as amortization of above‑market and below‑market leases based on the preliminary allocation of the historical cost of tenant sites acquired.

(DD)	Reflects the amortization of real property interests and in-place lease intangibles based on the preliminary allocation of the historical cost of tenant sites and related property interests acquired.
(EE)

Reflects the interest expense associated with the borrowings under the Partnership’s existing credit facility to fund each Acquisition at an effective rate of 2.42%. Interest expense was determined based on the terms under our revolving credit facility which bears interest at one month LIBOR plus 2.50% and is net of the non-use fee of 25 basis points.

(FF)

As each Acquisition is considered to be  a transaction between entities under common control, an adjustment is made to reflect the acquisition-related fees for each individual tenant site incurred by HoldCo during the period.

Pro Forma Net Income Per Limited Partner Unit

Net income per unit applicable to common units and to subordinated units is computed by dividing the respective limited partners’ interest in net income subsequent to the our initial public offering (“IPO”), by the weighted-average number of common units and subordinated units, respectively, outstanding for the period. Because we have more than one class of participating securities, we use the two-class method when calculating the net income per unit applicable to limited partners. The classes of participating securities include common units, subordinated units, and incentive distribution rights. Under the two-class method, cash distributions declared less than (greater than) net income are allocated to the limited partners based on their respective ownership interest. Cash distributions made to our unitholders are determined according to the actual distributions declared, and no cash distributions were declared on the incentive distribution rights during the period. Basic and diluted net income per unit are the same because we do not have any potentially dilutive units outstanding for the period presented.

The pro forma basic and diluted net income per limited partner unit is determined by dividing the limited partners' interests in pro forma net income subsequent to the IPO by the number of average common and subordinated units outstanding for the period subsequent to the IPO.